Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

To learn more about the Fund and its investments, you can obtain a copy of the Fund's most recent financial reports and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated December 31, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of this prospectus). For a free copy of either document, call (800) 618-7643. The SEC maintains an internet site
(http://www.sec.gov) that contains the SAI, other material incorporated by reference and other information about companies that file electronically with the SEC.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the U.S. Government, the FDIC, the Federal Reserve Board, or any other U.S. Government agency, and are subject to investment risk, including the possible loss of principal.

The Fund, unlike many other mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its assets in the PIC Mid Cap Portfolio. Investors should carefully consider this investment approach. For additional information, see
"Structure of the Fund and the Portfolio" and "Investment Objectives and Policies" in this prospectus.

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[LOGO]    P*I*C
       ------------
       MID CAP FUND
       ------------


This fund is a growth fund. It seeks to increase the value of your investment over the long term. The fund invests primarily in equity securities of companies with medium market capitalizations.










Prospectus
December 31, 1997



Provident Investment
Counsel
300 North Lake Avenue
Pasadena, Ca 91101

Contents

Key Facts                                     3    The Fund at a Glance
                                              3    Who May Want to Invest
                                              3    Expenses
The Fund in Detail                            4    Structure of the Fund and the Portfolios
                                              5    Charter How the Fund is organized.
                                              5    PIC The Fund's Advisor
                                              6    Information About the Fund's Investments
                                                     The Fund's overall approach to investing.
                                              7    Securities and Investment
                                                     Practices More information about how
                                                     the Fund invests.
                                              8    Breakdown of Expenses How operating
                                                     costs are calculated and what they
                                                     include.
Your Account                                 10    Ways to Set Up Your Account
                                             11    How to Buy Shares
                                             11    How to Sell Shares
                                             14    Investor Services Services to help you
                                                     manage your account.
Shareholder and Account Policies             14    Dividends, Capital Gains and Taxes
                                             16    Transaction Details
                                                     Share price calculations and the timing of
                                                     purchases and redemptions.
                                             18    Exchange Restrictions
General Information                          19

Prospectus                             2

Key Facts

The Fund at a Glance

Management: Provident Investment Counsel (PIC), located in Pasadena, California since 1951, is the Fund's Advisor. At September 30, 1997, total assets under PIC's management were over $20 billion.

Goal: Long term growth of capital (increase in the value of the Fund's shares). As with any mutual fund, there is no assurance that the Fund will achieve its goal.

Strategy: Invests in the PIC Mid Cap Portfolio, which invests mainly in equity securities of companies with medium market capitalizations.

Who May Want to Invest

The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above average long-term returns. The Fund is designed for those who want to focus on medium capitalization stocks in search of above average returns. A company's market capitalization is the total market value of its outstanding common stock.

The value of the Fund's investments will vary from day to day, and generally reflects market conditions, interest rates, and other company, political or economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. The securities of smaller (including medium-capitalization), less well-known companies may be more volatile than those of larger companies. Over time, however, medium-capitalization stocks have shown greater growth potential than those of larger-capitalization companies. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the Fund does not constitute a balanced investment plan.

Expenses

Shareholder transactions expenses are charges you pay when you buy, sell or hold shares in a fund.

Maximum sales charge       None
Maximum sales charge
on reinvested dividends    None
Deferred sales charge
on redemptions             None

Annual Fund operating expenses are paid out of the Fund's assets. The Fund indirectly pays an investment advisory fee equal to .70% of the Fund's average net assets. It also incurs other expenses for services such as administrative services, maintaining shareholder records and furnishing shareholder statements and financial reports. The Fund's expenses are factored into its share price or dividends
                                       3                              Prospectus
and are not charged directly to shareholder accounts.

The following are projections based on estimated expenses, and are calculated as a percentage of average net assets. PIC reimburses the Fund for any expenses in excess of 0.99% of average net assets. Without this reimbursement, the total fund operating expenses would be estimated to be 1.50% of average net assets.

Management fee (paid by
  the Portfolio)                   .70%

Other expenses of the
  Portfolio, after reimbursement
  by PIC                           .20%
                                   ---

Total operating expenses of the
  Portfolio                        .90%

Other expenses of the Fund,
  after reimbursement by PIC       .09%
                                   ---

Total Fund operating expenses      .99%

Example: Let's say, hypothetically, that the Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invest, here's how much you would pay in total expenses if you close your account after the number of years indicated:

     After 1 year          $ 9
     After 3 years         $29

This example illustrates the effect of expenses, but it is not meant to suggest actual or expected costs or returns, all of which may vary.

The Fund in Detail

Structure of the Fund and the Portfolio

Unlike many other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the PIC Mid Cap Portfolio. This Portfolio is a separate registered investment company with the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

In addition to selling its shares to the Fund, the Portfolio may sell its shares to other mutual funds or institutional investors. All investors in the Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses.

The Fund's Trustees believe that this structure may enable the Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may

Prospectus                             4
therefore achieve a lower ratio of operating expenses to net assets. Investing the Fund's assets in the Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone.

The Fund's investment in the Portfolio may be withdrawn by the Fund's Board of Trustees at any time if the Board determines that it is in the best interests of the Fund to do so. For further information, see "Charter--PIC," "Information aboutt the Fund's Investments" and "Securities and Investment Practices."

Charter

The PIC Mid Cap Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is a diversified series of PIC Investment Trust, which is an open-end management investment company, organized as a Delaware business trust on December 11, 1991.

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The majority of Trustees are not otherwise affiliated with PIC.

The Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based on the number of shares you own.

PIC is the adviser to the PIC Mid Cap Portfolio, in which the Fund invests. An investment committee of PIC formulates and implements an investment program for the Fund, including determining which securities should be bought and sold.

PIC may use broker-dealers that sell shares of the Fund to carry out transactions for the Fund, provided that the Fund receives brokerage services and commission rates comparable to those of other broker-dealers.

PIC traces its origins to an investment partnership formed
                                       5                              Prospectus
in 1951. It is now an indirect, wholly owned subsidiary of United Asset Management Corporation (UAM), a publicly owned corporation with headquarters located at One International Place, Boston, MA 02110. UAM is principally engaged, through affiliated firms, in providing institutional investment management services.

Information About the Fund's Investments

The Fund seeks long term growth of capital by investing in the PIC Mid Cap Portfolio, which in turn invests primarily in equity securities of companies with medium market capitalizations. Because the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of, and techniques employed by, the Portfolio.

PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types.

Medium market capitalization companies are those whose market capitalization falls within the range of $500 million to $5 billion at the time of the Portfolio's investment. Companies whose capitalization falls outside this range after purchase continue to be considered medium capitalization for the purposes of the Portfolio's investment policy. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However, they tend to involve less risk than stocks of small capitalization companies.

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

As a mutual fund, the Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of the Fund, they may be worth more or less than what you paid for them.

Prospectus                             6

PIC normally invests the Portfolio's assets according to its investment strategy. The Portfolio also reserves the right to invest without limitation in short term instruments for temporary, defensive purposes.

Securities and Investment Practices.

The following pages contain more detailed information about the types of instruments in which the Portfolio may invest, and strategies PIC may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. A complete listing of the Fund's policies and limitations and more detailed information about the Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goals. Current holdings and recent investment strategies are described in the Fund's financial reports which are sent to shareholders twice a year. For a free SAI or financial report, call (800) 618-7643.

Equity Securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

Restriction: With respect to 75% of total assets, the Portfolio may not own more than 10% of the outstanding voting securities of a single issuer.

Short Term Investments are debt securities that mature within a year of the date they are purchased by the Portfolio. Some specific examples of short term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements.

Restriction: The Portfolio will only purchase short term investments which are "high quality." High quality means the investments have been rated A-1 by S&P or Prime-1 by Moody's, or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

                                       7                              Prospectus

Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Exposure to Foreign Markets. Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

Restriction: The Portfolio may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or American Depositary Receipts which are listed on a national securities exchange or included in the NASDAQ National Market System.

Options and Futures. The Portfolio has the right to use options and futures to hedge its investments in securities, but PIC does not expect to use these instruments during this fiscal year. The Fund will advise you before any investment will be made in options or futures. See the SAI for details.

Fundamental Investment Policies and Restrictions. Some of the policies and restrictions discussed on this and the preceding pages are fundamental; that is, subject to change only by shareholder approval. The following paragraph states all those that are fundamental. All policies stated throughout the prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.

The Fund seeks long term growth of capital. The Portfolio, with respect to 75% of total assets, may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio may not invest more than 25% of its total assets in anyone industry.

Breakdown of Expenses

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Prospectus                             8

The Portfolio pays an investment advisory fee to PIC each month for managing its investments, at the annual rate of 0.70% of the Fund's average net assets.

While the investment advisory fee is a significant component of the Portfolio's (and thus the Fund's) annual operating costs, the Fund also pays other expenses. The Fund pays a fee to PIC for certain administrative services PIC provides. The Fund and the Portfolio each pay a monthly administration fee to Investment Company Administration Corporation for managing some of their business affairs. The Portfolio pays a fee at the annual rate of 0.10% of its average net assets, and the Fund pays an annual fee of $15,000. The Fund and the Portfolio also pay other expenses, such as legal, audit, custodian and transfer agency fees, as well as the compensation of Trustees who are not affiliated with PIC.

PIC expects that the Portfolio's portfolio turnover rate will normally not exceed 100%.

PIC has agreed to reimburse the Fund for investment advisory fees and other expenses above 0.99% of the Fund's average net assets. PIC retains the ability to be repaid by the Fund if expenses subsequently fall below the specified limit within the next three years. This reimbursement arrangement, which may be terminated at any time without notice, will decrease the Fund's expenses and boost its performance.

                                       9                              Prospectus

Ways to Set Up Your Account

Individual or Joint Tenant
For your general investment needs
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

--------------------------------------------------------------------------------

Retirement
To shelter your retirement savings from taxes
Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

 o Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $2000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
 o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.
 o Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
 o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
 o 403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations.
 o 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

--------------------------------------------------------------------------------

Gifts or Transfers to Minor (UGMA, UTMA)
To invest for a child's education or other future needs
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

--------------------------------------------------------------------------------

Trust
For money being invested by a trust
The trust must be established before an account can be opened.

--------------------------------------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships or other groups Does not require a special application.

Prospectus                             10

How to Buy Shares

Once each business day, the Fund calculates its share price: The share price is the Fund's net asset value (NAV). Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

Rodney Square Management Corporation (RSMC) is the Fund's Transfer Agent; its address is 1105 N. Market Street, 3rd floor, Wilmington, Delaware 19890, and its mailing address is P.O. Box 8987, Wilmington, DE 19899.

First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix AZ 85018, is the Trust's principal underwriter.

Minimum Investments

To Open an Account         $2,000

For retirement accounts    $500

To Add to an Account       $250

For retirement plans       $250

Through automatic
   investment plans        $100

Minimum Balance            $1,000

For retirement accounts    $500


For Information:  (800) 618-7643

To Invest By Mail:
               PIC Funds
               P.O. Box 8981
               Wilmington, DE 19899

By Wire:       Call:
               (800) 618-7643 to set
               up an account and
               arrange a wire transfer

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

                                       11                             Prospectus

To sell shares in a non-retirement account, you may use any of the methods described on these two pages.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

 o  You wish ro redeem more than $100,000 worth of shares,

 o  Your account registration has changed within the last 30 days,

 o The check is being mailed to a different address from the one on your account (record address), or

 o  The check is being made payable to someone other than the account owner.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

 o  Your name,

 o  Your Fund account number,

 o  The dollar amount or number of shares to be redeemed, and

 o  Any other applicable requirements listed in the table at right.

 o Unless otherwise instructed, PIC will send a check to the record address. Mail your letter to:

         PIC Funds
         P.O. Box 8987
         Wilmington, DE 19899

Prospectus                             12

                      Account Type              Special Requirements

Phone                 All account types         Maximum check
(800) 618-7643        except retirement         request: $100,000

--------------------------------------------------------------------------------

Mail or in Person     Individual, Joint Tenant, o The letter of instructions
                      Sole Proprietorship,        must be signed be all
                      UGMA, UTMA                  persons required to sign for
                                                  transactions, exactly as
                                                  their names appear on the
                                                  account.

                      Retirement Account        o The   account owner  should
                                                  complete a retirement
                                                  distribution form. Call (800)
                                                  618-7643 to request one.

                      Trust                     o The trustee must sign the
                                                  letter indicating capacity as
                                                  trustee. If the trustee's
                                                  name is not in the account
                                                  registration, provide a copy
                                                  of the trust document
                                                  certified within the last 60
                                                  days.

                      Business or Organization  o At least one person
                                                  authorized by corporate
                                                  resolutions to act on the
                                                  account must sign the
                                                  letter.

--------------------------------------------------------------------------------

Wire                  Executor, Administrator,  o Include a corporate
                      Conservator, Guardian       resolution with corporate
                                                  seal or a signature
                                                  guarantee.

                      All account types         o Call (800) 618-7643 for
                      except retirement           instructions.

                                                o You must sign up for the
                                                  wire feature before using it.
                                                  To verify that it is in place,
                                                  call (800) 618-7643.
                                                  Minimum wire: $5,000.

                                                o Your wire redemption
                                                  request  must be received
                                                  by the Fund before 4 p.m.
                                                  Eastern time for money to
                                                  be    wired    the   next
                                                  business day.

                                       13                             Prospectus

Investor Services

PIC provides a variety of services to help you manage your account.

Information Services

PIC's telephone representatives can be reached at (800) 618-7643. Statements and reports that PIC sends to you include the following:

 o Confirmation statements (after every transaction that affects your account balance or your account registration)

 o  Financial reports (every six months)

Transaction Services

Exchange privilege. You may sell your fund shares and buy shares of other PIC funds by telephone or in writing without an exchange fee.

Note that exchanges into the Fund are limited to four per calendar year, and that they may have tax consequences for you.

Systematic withdrawal plans let you set up periodic redemptions from your account.

Regular Investment Plans

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

Dividends, Capital Gains, and Taxes

The Fund distributes substantially all of its net income and capital gains, if any, to shareholders each year. Normally, dividends and capital gains are distributed in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Fund offers three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on

Prospectus                             14
your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions. For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

Understanding Distributions

    As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its earnings along to its investors as distributions.

    The Fund earns dividends from stocks and interest from short term investments. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on distributions.

Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, the Fund's income and short term capital gain distributions are taxed as dividends; long term capital gain distributions are taxed as long term capital gains. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

Taxes on transactions. Your redemptions - including exchanges to other PIC funds
- are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

                                       15                             Prospectus

Whenever you sell shares of the Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"Buying a dividend." If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

Transaction Details

The Fund is open for business each day the New York Stock Exchange (NYSE) is open. PIC calculates the Fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.

The Fund's NAV is the value of a single share. The NAV is computed by adding the value of the Fund's investments, cash, and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is redemption price (price to sell one share).

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements

Prospectus                             16
immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 18. Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:

 o All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

 o  PIC does not accept cash.

 o When making a purchase with more than one check, each check must have a value of at least $50.

 o The Fund reserves the right to limit the number of checks processed at one time.

 o If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

To avoid the collection period associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

You may buy shares of the Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:

 o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely

                                       17                             Prospectus
    affect the Fund, it may take up to seven days to pay you.

 o Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

 o PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less that $2,500. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

Exchange Restrictions

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other PIC funds. However, you should note the following:

 o  The fund you are exchanging into must be registered for sale in your state.

 o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

 o  Before exchanging into a fund, read its prospectus.

 o  Exchanges may have tax consequences for you.

 o Because excessive trading can hurt fund performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

 o The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

 o The Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Prospectus                             18

 o Your exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund.

Although the Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Fund reserves the right to terminate or modify the exchange privilege in the future.

General Information

The Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series. However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirements. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The

                                       19                             Prospectus

Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely.

Prospectus                             20